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EXHIBIT 99.2

Friedman, Billings, Ramsey Group, Inc.
Long-Term Investment Matrix (1)
As of September 30, 2002
(Dollars in thousands)


The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the September 30, 2002 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.


Financial                                              Public        Private        Total
                                                     -----------   -----------   -----------
FBR Ashton, Limited Partnership                        $ 10,155           $ -      $ 10,155      7.0%
FBR Private Equity Fund, LP                                 259         1,488         1,747      1.2%
FBR Future Financial Fund, LP                                 -           867           867      0.6%
FBR Financial Services Partners, LP                          89         1,008         1,097      0.8%
Direct investment                                            31             -            31      0.0%
                                                     -----------   -----------   -----------  --------
                                                         10,534         3,363        13,897      9.6%

Real Estate/Mortgage
FBR Asset Investment Corporation                         71,437         4,119        75,556     52.0%
Direct investment                                         3,951         3,304         7,255      5.0%
                                                     -----------   -----------   -----------  --------
                                                         75,388         7,423        82,811     57.0%

                                                     -----------   -----------   -----------  --------
                                          Subtotal       85,922        10,786        96,708     66.6%
                                                     -----------   -----------   -----------  --------

Technology and Biotechnology
FBR Technology Venture Partners, LP (2)                       -           725           725      0.5%
FBR Technology Venture Partners II                           22         2,192         2,214      1.5%
FBR CoMotion Venture Capital I, LP (3)                        -         1,933         1,933      1.3%
FBR Family of Mutual Funds                                  606             -           606      0.4%
DDL and related direct investments                          282         6,151         6,433      4.4%
Direct investment                                           179             -           179      0.1%
Third-party partnerships                                    106         3,068         3,174      2.2%
Other                                                        95             -            95      0.1%
                                                     -----------   -----------   -----------  --------
                                                          1,290        14,069        15,359     10.5%

Capital Crossover Partners (third-party partnership)      7,976             -         7,976      5.5%
                                          Subtotal        9,266        14,069        23,335     16.0%
                                                     -----------   -----------   -----------  --------

Debt
                                                     -----------   -----------   -----------  --------
Direct investment (4)                                         -         7,500         7,500      5.2%
                                                     -----------   -----------   -----------  --------

Other
FBR Arbitrage, LLC                                       11,104             -        11,104      7.6%
FBR Weston, Limited Partnership                           2,550             -         2,550      1.8%
FBR Pegasus Fund, LLC (5)                                 3,169             -         3,169      2.2%
Third-party partnership                                     750             -           750      0.5%
Other                                                         -           196           196      0.1%
                                                         17,573           196        17,769     12.2%
                                                     -----------   -----------   -----------  --------

                                                     -----------   -----------   -----------  --------
TOTALS                                                $ 112,761      $ 32,551     $ 145,312    100.0%
                                                     ===========   ===========   ===========  ========


(1) Excludes trading securities inventory.
(2) Amount includes accrued Fund Manager Compensation expense ("FMC") of $98. Asset value net of FMC as of September 30, 2002 was $627.
(3) Amount includes loans of $456 made by FBR Group to FBR CoMotion Venture Capital I, LP.
(4) Represents private debt of one issuer with a face amount of $7,500.
(5) Fund of private funds. Comprises public securities of component funds according to component fund managers.
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